SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                   May 3, 2002


                                quepasa.com, inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                         0-25565                 86-0879433
          ------                         -------                 ----------
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                 File Number)              I.D. Number)

                       5150 North 16th Street, Suite B-145
                             Phoenix, Arizona 85016
                     --------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (602) 264-7916



                                 Not Applicable
                -------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On May 3, 2002 the Registrant dismissed KPMG LLP ("KPMG") as its auditors and retained Ehrhardt Keefe Steiner & Hottman, P.C. ("EKSH") as its new auditors.

     With respect to the change of auditors from KPMG to EKSH:

     (i) KPMG was dismissed pursuant to resolution of the Registrant's Board of Directors. KPMG did not resign nor decline to stand for reelection.

     (ii) The audit reports of KPMG on the consolidated financial statements of the Registrant and subsidiaries as of and for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

     KPMG's report on the consolidated financial statements of the Registrant and subsidiaries as of and for the years ended December 31, 2001 and 2000 contained a separate paragraph stating that "as discussed in Note 2 to the consolidated financial statements, the Company has suffered recurring losses from operations, has an accumulated deficit, has been unable to successfully execute its business plan, has continued to use cash in its operating activities, and is considering alternatives, including liquidation, for the Company that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in
Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     (iii) The decision to retain the services of EKSH was approved by the Board of Directors of the Registrant.

     (iv) In connection with the audits of the Registrant's two fiscal years ended December 31, 2001, and the subsequent interim period through May 3, 2002, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

     The Registrant has provided KPMG with a copy of the disclosures contained in this Report and has requested that KPMG furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the Registrant in response to Regulation S-K Item 304(a). A copy of the KPMG letter is included as Exhibit 16.1 to this Report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits:

         16.1 Letter from KPMG LLP.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 quepasa.com, inc.
                                 (Registrant)


                                 By:  /s/ Jeffrey S. Peterson
                                      ------------------------------------------
                                          Jeffrey S. Peterson,
                                          Chief Executive Officer

Dated:  May 10, 2002